                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

Given the market's ups and downs-- diversifying has never been more important.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
June 20, 2002

Dear Shareholder,

We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
THE ECONOMIC RECOVERY APPEARED TO CONTINUE ITS FORWARD PROGRESS THROUGHOUT MAY 2002, ALBEIT AT A SLOWER PACE. EMPLOYMENT AND MANUFACTURING ACTIVITY FOLLOWED RECENT TRENDS AND RECORDED SLIGHT, BUT STEADY, IMPROVEMENT. HOME SALES AND AUTOMOBILE PURCHASES, OFTEN VIEWED AS INDICATORS OF CONSUMER CONFIDENCE IN THE ECONOMY, CONTINUED TO EXPAND BEYOND LEVELS SEEN IN THE FIRST QUARTER.

YET, AFTER THE FIRST QUARTER'S STRONG 5.6 PERCENT GROWTH IN GROSS DOMESTIC PRODUCT, SOME MARKET OBSERVERS PREDICTED ECONOMIC ACTIVITY WOULD SLOW DURING THE SECOND QUARTER--ONCE THE EFFECTS OF TAX REFUNDS, HOME REFINANCING AND WARMER-THAN-ANTICIPATED WEATHER RAN THEIR COURSE.

WHILE UNSEASONABLY WARM TEMPERATURES CONTINUED INTO APRIL--GIVING CONSUMERS AN EARLY START TO THE SUMMER SHOPPING SEASON--MAY'S UNUSUALLY COOL AND WET WEATHER KEPT MANY SHOPPERS AT HOME. SINCE CONSUMERS DRIVE TWO-THIRDS OF U.S. ECONOMIC ACTIVITY, THE EFFECTS OF THIS SPRING SLOWDOWN WERE QUICKLY EVIDENT. FOR EXAMPLE, RETAIL AND AUTO SALES WERE DOWN IN MAY ALTHOUGH, WHEN COMBINED WITH APRIL'S STRONG NUMBERS, THE TWO-MONTH TOTAL WAS STILL AHEAD OF FIRST-QUARTER LEVELS.

INFLATIONARY PRESSURES REMAINED SUBDUED THROUGHOUT THE REPORTING PERIOD THANKS TO DRAMATIC INCREASES IN WORKER PRODUCTIVITY, RECEDING ENERGY PRICES AND UNDER-UTILIZED MANUFACTURING CAPACITY.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(May 31, 2000--May 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
May 00                                                                      6.50                               3.20
                                                                            6.50                               3.70
                                                                            6.50                               3.70
Aug 00                                                                      6.50                               3.40
                                                                            6.50                               3.50
                                                                            6.50                               3.40
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of May 31, 2002)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    3.82%           3.44%      3.44%
------------------------------------------------------------------------------
Six-month total return(2)                -2.14%          -1.56%      2.44%
------------------------------------------------------------------------------
One-year total return(2)                 -8.04%          -7.85%     -4.09%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 9.88%          10.16%     10.36%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                13.44%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                10.01%          13.56%(3)   13.30%
------------------------------------------------------------------------------
Commencement date                      08/01/46        08/02/93   08/02/93
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--May 31, 2002)


1.   ALLSTATE                    3.6%
     Provides insurance services primarily
     to consumers in the United States.

2.   BANK OF AMERICA             3.4%
     Provides financial services to
     customers and businesses throughout
     the United States.

3.   EXXON MOBIL                 3.0%
     Explores for and produces petroleum
     and petrochemicals worldwide.

4.   HARTFORD FINANCIAL
     SERVICES                    2.6%
     Provides financial and insurance
     services to consumers and companies
     worldwide.

5.   3M                          2.3%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch and Post-It Notes.

6.   SPRINT FON GROUP            2.3%
     Provides non-wireless local and
     long-distance service to customers in
     18 states.

7.   BP                          2.1%
     Explores for and produces oil and
     natural gas, and manufactures
     petrochemicals.

8.   SCHLUMBERGER                1.9%
     Provides services to the oil and gas
     industry.

9.   A.G. EDWARDS                1.8%
     Provides retail brokerage services to
     individual, government and
     institutional clients throughout the
     United States.

10.  EXELON                      1.7%
     Distributes electricity and natural
     gas to customers in Illinois and
     Pennsylvania.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                        MAY 31, 2002                    NOVEMBER 30, 2001
                                                                        ------------                    -----------------
Banks                                                                       7.50                               9.40
Pharmaceuticals                                                             6.60                               4.90
Integrated Oil & Gas                                                        6.20                               4.20
Diversified Financial Services                                              5.30                               3.90
Property & Casualty Insurance                                               4.90                               3.30


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GROWTH AND INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX MONTHS ENDED MAY 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S EQUITY INCOME TEAM. CURRENT MEMBERS(1) INCLUDE JAMES A. GILLIGAN, MANAGING DIRECTOR; JAMES O. ROEDER, VICE PRESIDENT; AND VINCENT E. VIZACHERO, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   The fund returned 3.82 percent
for the six months ended May 31, 2002. The fund's performance compared favorably to its two benchmark indexes, the Standard & Poor's 500 Index and the Russell 1000(R) Index. The Standard & Poor's 500 Index returned -5.67 percent and the Russell 1000(R) Index returned -4.87 percent for the same period.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Standard & Poor's 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000(R) Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to page 4 for additional portfolio performance results.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET CONDITIONS DURING THE PERIOD?

A   The general direction of the
market was down. Signs of economic improvement began to emerge, but company fundamentals did not rebound in turn. The market appeared to be fueled by investor sentiment, rather than a sustainable return to corporate prosperity. In addition, following several high-profile accounting scandals, a "guilt-by-association" effect dragged down companies in many industries. Moreover, the indefinable risks of global terrorism introduced investors to an unfamiliar and pervasive uneasiness.

Q   HOW DID YOU MANAGE THE
    FUND'S PORTFOLIO?

A   We searched for stocks using our
"value with a catalyst" criteria. We seek stocks that may be trading at prices below what we believe the stock's true worth to be. We also look for a catalyst--a change that we believe could potentially help the stock reach its value. Without a catalyst, we believe a stock runs the risk of continuing to trade at its undervalued price or falling even lower.

    We also dig deep into each company's balance sheet and seek quality company management. Our portfolio management team has a strong accounting background that includes previous experience as auditors.

Q   IN WHAT AREAS OF THE
    MARKET DID YOU FIND ATTRACTIVE OPPORTUNITIES?

A   Financial stocks remained the
largest weighting in the portfolio throughout the period. Within this sector, we began to de-emphasize banks, particularly those that focus on loan activity. We found some attractive opportunities among companies that sell personal insurance lines (e.g. homeowner and auto), including Allstate and Hartford. We believe the industry may benefit from strong pricing power.

    We also significantly increased the portfolio's weighting in energy stocks. Since September, we bought stocks of both oil and natural gas companies, adding to the positions when the underlying commodities dropped to levels we found attractive. If a global recovery continues, we believe demand is likely to increase. Furthermore, we believe that supplies could be disrupted if the current instability in the Middle East escalates into a full-blown conflict.

    New opportunities became increasingly sparse during the course of the six months. Valuations, when compared to historic absolutes, seemed high. Catalysts were also difficult to find. While good news was reported as economic growth returned, most of the news was already built into stocks' valuations, which limited upward movement in stock prices. Bad news, particularly accounting scandals and corporate bankruptcies, overwhelmed any good news and caused investors to reassess their expectations of growth and risk in both individual stocks and the stock market in general.

Q   WHAT STOCKS CONTRIBUTED TO
    THE FUND'S PERFORMANCE?

A   One of the primary reasons the
fund outperformed the benchmark indexes was that it was able to avoid some of the market's largest blow-ups. By maintaining a diversified portfolio and small individual position sizes, we lessened the effect that any one stock might have on the entire portfolio. Furthermore, our stock selection process focuses on strong fundamentals and balance sheets, which helped us to avoid certain suspect companies.

    Among the fund's best performing holdings were Bank of America, Newmont Mining, Philip Morris, and Procter & Gamble. Bank of America benefited from a strategy of focusing on its core competencies and avoiding acquisitions, which had been its traditional method of growth. Rising gold prices helped bolster Newmont Mining's stock. Gold prices moved higher because of an improved supply-demand situation in the metal and a renewed interest among investors seeking a conservative investment in the face of global strife. Philip Morris and Procter & Gamble benefited from investors seeking the more stable earnings characteristics of consumer staples stocks.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT STOCKS DISAPPOINTED?

A   Technology stocks were the fund's
most disappointing group. However, the fund had a small technology weighting, which helped to mitigate some of the negative performance. Telecommunications-related stocks Solectron, Sprint, and Lucent also performed poorly. We sold the fund's position in Solectron, which manufactures electronics for high-tech companies looking to cut costs by outsourcing production. At the time, the outsourcing environment began to shift toward low-cost labor in China, and little need existed for the outsourcers' extra capacity in this low-demand environment.

Q   WHAT IS YOUR OUTLOOK?

A   We anticipate an anemic market
characterized by modest corporate profits and modest stock price returns. In this environment, we expect to position the fund's portfolio somewhat conservatively, emphasizing a mix of defensive stocks and stocks that we believe may be positioned to benefit from a recovery.

    Regardless of where the market takes us in the short term, we believe the fund's value-driven investment style may make it a prudent choice for a long-term portfolio.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON AND PREFERRED STOCKS  95.2%
ADVERTISING  1.5%
Interpublic Group Cos., Inc. ..............................  1,386,500   $   45,754,500
                                                                         --------------

AEROSPACE & DEFENSE  1.1%
Raytheon Co. ..............................................    744,590       32,910,878
                                                                         --------------
AUTO PARTS & EQUIPMENT  1.2%
Dana Corp. ................................................    356,270        7,595,676
Magna International, Inc., Class A--ADR (Canada)...........    421,950       29,958,450
                                                                         --------------
                                                                             37,554,126
                                                                         --------------
AUTOMOBILE MANUFACTURERS  1.8%
Ford Motor Co. ............................................  1,835,970       32,404,870
Ford Motor Co. Cap Trust II................................    400,800       24,599,100
                                                                         --------------
                                                                             57,003,970
                                                                         --------------
BANKS  7.1%
Bank of America Corp. .....................................  1,343,850      101,877,268
FleetBoston Financial Corp. ...............................    488,000       17,197,120
PNC Financial Services Group...............................    501,000       28,181,250
SunTrust Banks, Inc. ......................................    472,980       32,304,534
Wachovia Corp. ............................................    511,400       19,622,418
Wells Fargo & Co. .........................................    438,000       22,951,200
                                                                         --------------
                                                                            222,133,790
                                                                         --------------
CONSUMER ELECTRONICS  1.6%
Koninklijke Philips Electronics NV--ADR (Netherlands)......  1,621,420       49,615,452
                                                                         --------------

DEPARTMENT STORES  0.6%
Federated Department Stores, Inc. (a)......................    424,700       17,586,827
                                                                         --------------
DIVERSIFIED CHEMICALS  2.1%
Dow Chemical Co. ..........................................  1,013,650       33,795,091
Du Pont (E.I.) de Nemours & Co. ...........................    704,810       32,421,260
                                                                         --------------
                                                                             66,216,351
                                                                         --------------
DIVERSIFIED COMMERCIAL SERVICES  1.2%
Equifax, Inc. .............................................  1,377,100       38,049,273
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES  5.0%
A.G. Edwards, Inc. ........................................  1,355,490   $   53,799,398
Fannie Mae (a).............................................    323,940       25,918,439
J.P. Morgan Chase & Co. ...................................    879,000       31,600,050
Principal Financial Group (a)..............................    344,800       10,481,920
Prudential Financial, Inc. (a).............................  1,023,100       35,286,719
                                                                         --------------
                                                                            157,086,526
                                                                         --------------
DIVERSIFIED METALS & MINING  1.0%
Phelps Dodge Corp. (a).....................................    755,330       29,465,423
                                                                         --------------

DRUG RETAIL  1.0%
CVS Corp. .................................................    975,200       31,235,656
                                                                         --------------

ELECTRIC UTILITIES  4.3%
Allegheny Energy, Inc. ....................................    565,000       20,300,450
American Electric Power Co., Inc. .........................    573,000       24,484,290
Exelon Corp. ..............................................    956,800       51,179,232
Reliant Energy, Inc. ......................................  1,321,900       22,485,519
Reliant Resources, Inc. (a)................................  1,470,000       13,891,500
                                                                         --------------
                                                                            132,340,991
                                                                         --------------
GENERAL MERCHANDISE STORES  1.0%
Target Corp. ..............................................    750,150       31,093,717
                                                                         --------------

GOLD  1.5%
Newmont Mining Corp. ......................................  1,491,500       46,549,715
                                                                         --------------

HEALTH CARE EQUIPMENT  1.8%
Bausch & Lomb, Inc. .......................................    686,600       25,932,882
Beckman Coulter, Inc. .....................................    602,400       30,089,880
                                                                         --------------
                                                                             56,022,762
                                                                         --------------
HEALTH CARE FACILITIES  0.3%
HEALTHSOUTH Corp. (a)......................................    653,300        9,244,195
                                                                         --------------

HOTELS  0.8%
Hilton Hotels Corp. .......................................  1,654,390       23,492,338
                                                                         --------------

HOUSEHOLD PRODUCTS  1.2%
Procter & Gamble Co. ......................................    403,500       36,133,425
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INDUSTRIAL CONGLOMERATES  2.8%
3M Co. ....................................................    535,800   $   67,205,394
Textron, Inc. .............................................    450,000       21,114,000
                                                                         --------------
                                                                             88,319,394
                                                                         --------------
INDUSTRIAL MACHINERY  1.4%
Ingersoll-Rand Co.--ADR (Bermuda)..........................    865,800       43,593,030
                                                                         --------------

INTEGRATED OIL & GAS  5.9%
BP PLC--ADR (United Kingdom)...............................  1,222,140       62,414,690
Exxon Mobil Corp. .........................................  2,239,800       89,435,214
Phillips Petroleum Co. ....................................    557,940       32,109,447
                                                                         --------------
                                                                            183,959,351
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  4.3%
AT&T Corp. ................................................  1,721,800       20,609,946
Qwest Communications Intl., Inc. (a).......................  4,672,700       24,111,132
Sprint Corp. ..............................................  4,073,010       67,001,015
Verizon Communications, Inc. ..............................    520,714       22,390,702
                                                                         --------------
                                                                            134,112,795
                                                                         --------------
IT CONSULTING & SERVICES  2.7%
Computer Sciences Corp. (a)................................    939,750       44,515,958
Electronic Data Systems Corp. .............................    736,600       38,907,212
                                                                         --------------
                                                                             83,423,170
                                                                         --------------
LIFE & HEALTH INSURANCE  3.2%
Jefferson-Pilot Corp. .....................................    663,125       31,571,381
John Hancock Financial Services............................    459,810       16,870,429
Lincoln National Corp. ....................................    414,150       18,562,203
Metlife, Inc. .............................................    978,190       32,505,254
                                                                         --------------
                                                                             99,509,267
                                                                         --------------
MANAGED HEALTH CARE  2.0%
Aetna, Inc. ...............................................    863,260       41,306,991
Anthem, Inc. (a)...........................................    244,400       17,327,960
Caremark Rx, Inc. (a)......................................    242,700        4,693,818
                                                                         --------------
                                                                             63,328,769
                                                                         --------------
MOVIES & ENTERTAINMENT  1.3%
Regal Entertainment Group (a)..............................     73,600        1,751,680
Walt Disney Co. ...........................................  1,671,500       38,294,065
                                                                         --------------
                                                                             40,045,745
                                                                         --------------
MULTI-LINE INSURANCE  2.5%
Hartford Financial Services Group..........................  1,192,740       78,720,840
                                                                         --------------

NETWORKING EQUIPMENT  0.4%
Avaya, Inc. (a)............................................  1,912,050       13,231,386
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
OIL & GAS DRILLING  1.7%
Ensco International, Inc. .................................    940,020   $   30,785,655
Transocean, Inc. ..........................................    597,000       22,787,490
                                                                         --------------
                                                                             53,573,145
                                                                         --------------
OIL & GAS EQUIPMENT & SERVICES  1.8%
Schlumberger Ltd. .........................................  1,109,120       57,274,957
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  3.8%
Anadarko Petroleum Corp. ..................................    428,610       21,751,958
Apache Corp. ..............................................    361,000       20,100,480
Burlington Resources, Inc. ................................    804,800       32,674,880
EOG Resources, Inc. .......................................    566,800       23,238,800
Noble Energy, Inc. ........................................    540,800       20,636,928
                                                                         --------------
                                                                            118,403,046
                                                                         --------------
OIL & GAS REFINING & MARKETING  0.6%
Valero Energy Corp. .......................................    483,190       19,086,005
                                                                         --------------

PAPER PACKAGING  1.0%
Temple-Inland, Inc. .......................................    579,850       32,286,048
                                                                         --------------

PERSONAL PRODUCTS  0.6%
Gillette Co. ..............................................    550,900       19,595,513
                                                                         --------------

PHARMACEUTICALS  6.0%
Bristol-Myers Squibb Co. ..................................  1,209,000       37,624,080
Johnson & Johnson..........................................    654,000       40,122,900
Mylan Laboratories, Inc. ..................................    592,000       18,316,480
Pharmacia Corp. ...........................................    935,440       40,401,654
Roche Holdings, Inc.--ADR (Switzerland)....................    308,000       24,409,000
Schering-Plough Corp. .....................................    924,000       24,439,800
                                                                         --------------
                                                                            185,313,914
                                                                         --------------
PROPERTY & CASUALTY INSURANCE  4.6%
Allstate Corp. ............................................  2,775,220      106,790,466
Safeco Corp. ..............................................    691,170       22,110,528
Travelers Property Casualty Co. (a)........................    888,600       15,594,930
                                                                         --------------
                                                                            144,495,924
                                                                         --------------
RAILROADS  2.5%
Norfolk Southern Corp. ....................................  1,866,160       39,506,607
Union Pacific Corp. .......................................    616,650       37,763,646
                                                                         --------------
                                                                             77,270,253
                                                                         --------------
RESTAURANTS  1.0%
McDonald's Corp. ..........................................  1,076,200       32,221,428
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SOFT DRINKS  3.1%
Coca-Cola Co. .............................................    869,000   $   48,281,640
PepsiCo, Inc. .............................................    921,500       47,899,570
                                                                         --------------
                                                                             96,181,210
                                                                         --------------
SPECIALTY CHEMICALS  0.5%
Rohm & Haas Co. ...........................................    386,550       14,565,204
                                                                         --------------

SYSTEMS SOFTWARE  2.0%
Microsoft Corp. (a)........................................    925,300       47,107,023
Oracle Corp. (a)...........................................  1,868,000       14,794,560
                                                                         --------------
                                                                             61,901,583
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  2.1%
Lucent Technologies, Inc. (a)..............................  4,022,600       18,705,090
Lucent Technologies, Inc., Convertible Preferred,
  144A-Private Placement (b)...............................     59,350        5,355,970
Motorola, Inc. ............................................  2,639,000       42,197,610
                                                                         --------------
                                                                             66,258,670
                                                                         --------------
TOBACCO  1.1%
Philip Morris Cos., Inc. ..................................    610,800       34,968,300
                                                                         --------------

TRADING COMPANIES & DISTRIBUTORS  0.2%
W.W. Grainger, Inc. .......................................    118,200        6,214,956
                                                                         --------------

TOTAL COMMON AND PREFERRED STOCKS  95.2%..............................    2,967,343,818

CONVERTIBLE CORPORATE OBLIGATION  0.3%
Roche Holdings, Inc., LYON (Switzerland) ($17,000,000 par, 0.00%
  coupon, 04/20/10 maturity)..........................................       10,285,000
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  95.5%
(Cost $2,805,002,699).................................................    2,977,628,818
                                                                         --------------

SHORT-TERM INVESTMENTS  5.8%
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.6%
Federal Home Loan Mortgage Discount Notes ($71,152,000 par, yielding
  1.80%, 06/03/02 maturity)...........................................       71,144,885
Federal National Mortgage Association Discount Notes ($10,000,000 par,
  yielding 1.777%, 08/22/02 maturity).................................        9,959,683
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................       81,104,568

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE
REPURCHASE AGREEMENT  3.2%
BankAmerica Securities ($100,000,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 05/31/02, to be
sold on 06/03/02 at $100,015,000).....................................   $  100,000,000
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS  5.8%
  (Cost $181,104,568).................................................      181,104,568
                                                                         --------------

TOTAL INVESTMENTS  101.3%
  (Cost $2,986,107,267)...............................................    3,158,733,386

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%).........................      (40,461,158)
                                                                         --------------

NET ASSETS  100.0%....................................................   $3,118,272,228
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
LYON--Liquid Yield Option Rate

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $2,986,107,267).....................  $3,158,733,386
Cash........................................................          10,272
Receivables:
  Investments Sold..........................................      39,478,159
  Fund Shares Sold..........................................      11,816,487
  Dividends.................................................       5,640,497
  Interest..................................................           5,000
Other.......................................................         499,546
                                                              --------------
    Total Assets............................................   3,216,183,347
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      88,190,541
  Fund Shares Repurchased...................................       6,459,384
  Distributor and Affiliates................................       1,510,625
  Investment Advisory Fee...................................         953,179
Accrued Expenses............................................         565,683
Trustees' Deferred Compensation and Retirement Plans........         231,707
                                                              --------------
    Total Liabilities.......................................      97,911,119
                                                              --------------
NET ASSETS..................................................  $3,118,272,228
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,940,075,191
Net Unrealized Appreciation.................................     172,626,119
Accumulated Undistributed Net Investment Income.............       7,920,038
Accumulated Net Realized Loss...............................      (2,349,120)
                                                              --------------
NET ASSETS..................................................  $3,118,272,228
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,171,808,768 and 125,207,886 shares of
    beneficial interest issued and outstanding).............           17.35
    Maximum sales charge (5.75%* of offering price).........            1.06
                                                              --------------
    Maximum offering price to public........................  $        18.41
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $740,238,007 and 43,053,074 shares of
    beneficial interest issued and outstanding).............           17.19
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $206,225,453 and 11,988,354 shares of
    beneficial interest issued and outstanding).............           17.20
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended May 31, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $224,875)....  $ 22,082,783
Interest....................................................     2,103,070
                                                              ------------
    Total Income............................................    24,185,853
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,333,452, $3,630,125 and $943,683,
  respectively).............................................     6,907,260
Investment Advisory Fee.....................................     5,095,613
Shareholder Services........................................     2,062,330
Custody.....................................................        87,694
Legal.......................................................        41,424
Trustees' Fees and Related Expenses.........................        20,803
Other.......................................................       525,342
                                                              ------------
    Total Expenses..........................................    14,740,466
                                                              ------------
NET INVESTMENT INCOME.......................................  $  9,445,387
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 24,020,127
  Futures...................................................    (1,049,330)
                                                              ------------
Net Realized Gain...........................................    22,970,797
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   105,127,527
  End of the Period.........................................   172,626,119
                                                              ------------
Net Unrealized Appreciation During the Period...............    67,498,592
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 90,469,389
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 99,914,776
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                  SIX MONTHS ENDED       YEAR ENDED
                                                    MAY 31, 2002      NOVEMBER 30, 2001
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........................   $    9,445,387      $   23,537,912
Net Realized Gain...............................       22,970,797          45,494,144
Net Unrealized Appreciation/Depreciation During
  the Period....................................       67,498,592        (152,274,356)
                                                   --------------      --------------
Change in Net Assets from Operations............       99,914,776         (83,242,300)
                                                   --------------      --------------

Distributions from Net Investment Income:
  Class A Shares................................      (11,001,129)        (16,664,299)
  Class B Shares................................       (1,603,816)         (2,497,399)
  Class C Shares................................         (410,374)           (539,667)
                                                   --------------      --------------
                                                      (13,015,319)        (19,701,365)
                                                   --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares................................      (44,103,244)       (136,891,331)
  Class B Shares................................      (18,231,686)        (61,672,232)
  Class C Shares................................       (4,641,252)        (10,736,393)
                                                   --------------      --------------
                                                      (66,976,182)       (209,299,956)
                                                   --------------      --------------
Total Distributions.............................      (79,991,501)       (229,001,321)
                                                   --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................       19,923,275        (312,243,621)
                                                   --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.......................      724,048,493       1,184,939,188
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................       71,439,915         210,901,478
Cost of Shares Repurchased......................     (284,567,503)       (453,718,909)
                                                   --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................      510,920,905         942,121,757
                                                   --------------      --------------
TOTAL INCREASE IN NET ASSETS....................      530,844,180         629,878,136
NET ASSETS:
Beginning of the Period.........................    2,587,428,048       1,957,549,912
                                                   --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $7,920,038 and $11,489,970, respectively).....   $3,118,272,228      $2,587,428,048
                                                   ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX
                               MONTHS
                               ENDED                 YEAR ENDED NOVEMBER 30,
CLASS A SHARES                MAY 31,    ------------------------------------------------
                              2002 (a)   2001 (a)   2000 (a)   1999 (a)    1998     1997
                              -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD................. $  17.23   $  20.04   $  20.05   $  18.88   $18.72   $16.79
                              --------   --------   --------   --------   ------   ------
  Net Investment Income......      .08        .23        .23        .22      .20      .23
  Net Realized and Unrealized
    Gain/Loss................      .58       (.71)      2.58       2.23     2.44     3.03
                              --------   --------   --------   --------   ------   ------
Total from Investment
  Operations.................      .66       (.48)      2.81       2.45     2.64     3.26
                              --------   --------   --------   --------   ------   ------
Less:
  Distributions from Net
    Investment Income........      .10        .21        .19        .17      .23      .23
  Distributions from Net
    Realized Gain............      .44       2.12       2.63       1.11     2.25     1.10
                              --------   --------   --------   --------   ------   ------
Total Distributions..........      .54       2.33       2.82       1.28     2.48     1.33
                              --------   --------   --------   --------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..................... $  17.35   $  17.23   $  20.04   $  20.05   $18.88   $18.72
                              ========   ========   ========   ========   ======   ======

Total Return (b).............    3.82%*    -2.88%     16.39%     13.79%   16.21%   21.27%
Net Assets at End of the
  Period (In millions)....... $2,171.8   $1,702.8   $1,286.3   $1,003.9   $901.3   $773.3
Ratio of Expenses to Average
  Net Assets (c).............     .80%       .82%       .88%       .88%     .92%     .94%
Ratio of Net Investment
  Income to Average Net
  Assets (c).................     .92%      1.29%      1.23%      1.11%    1.13%    1.33%
Portfolio Turnover...........      34%*      115%        97%        93%      76%      94%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended November 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX
                                   MONTHS
                                   ENDED                 YEAR ENDED NOVEMBER 30,
CLASS B SHARES                    MAY 31,    ------------------------------------------------
                                  2002 (a)   2001 (a)   2000 (a)   1999 (a)    1998     1997
                                  -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $17.09     $19.88     $19.91     $18.77    $18.63   $16.72
                                   ------     ------     ------     ------    ------   ------
  Net Investment Income..........     .01        .09        .09        .06       .07      .10
  Net Realized and Unrealized
    Gain/Loss....................     .57       (.70)      2.56       2.23      2.43     3.02
                                   ------     ------     ------     ------    ------   ------
Total from Investment
  Operations.....................     .58       (.61)      2.65       2.29      2.50     3.12
                                   ------     ------     ------     ------    ------   ------
Less:
  Distributions from Net
    Investment Income............     .04        .06        .05        .04       .11      .11
  Distributions from Net Realized
    Gain.........................     .44       2.12       2.63       1.11      2.25     1.10
                                   ------     ------     ------     ------    ------   ------
Total Distributions..............     .48       2.18       2.68       1.15      2.36     1.21
                                   ------     ------     ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $17.19     $17.09     $19.88     $19.91    $18.77   $18.63
                                   ======     ======     ======     ======    ======   ======

Total Return (b).................   3.44%*    -3.63%     15.55%     12.93%    15.38%   20.37%
Net Assets at End of the Period
  (In millions)..................  $740.2     $705.3     $573.4     $475.6    $442.4   $340.8
Ratio of Expenses to Average Net
  Assets (c).....................   1.56%      1.59%      1.60%      1.64%     1.69%    1.72%
Ratio of Net Investment Income to
  Average Net Assets (c).........    .16%       .52%       .49%       .32%      .36%     .55%
Portfolio Turnover...............     34%*      115%        97%        93%       76%      94%

 * Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended November 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX
                                   MONTHS
                                   ENDED                 YEAR ENDED NOVEMBER 30,
CLASS C SHARES                    MAY 31,    ------------------------------------------------
                                  2002 (a)   2001 (a)   2000 (a)   1999 (a)    1998     1997
                                  -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $17.15     $19.89     $19.92     $18.78    $18.64   $16.73
                                   ------     ------     ------     ------    ------   ------
  Net Investment Income..........     .01        .09        .10        .07       .07      .10
  Net Realized and Unrealized
    Gain/Loss....................     .52       (.65)      2.55       2.22      2.42     3.02
                                   ------     ------     ------     ------    ------   ------
Total from Investment
  Operations.....................     .53       (.56)      2.65       2.29      2.49     3.12
                                   ------     ------     ------     ------    ------   ------
Less:
  Distributions from Net
    Investment Income............     .04        .06        .05        .04       .11      .11
  Distributions from Net Realized
    Gain.........................     .44       2.12       2.63       1.11      2.24     1.10
                                   ------     ------     ------     ------    ------   ------
Total Distributions..............     .48       2.18       2.68       1.15      2.35     1.21
                                   ------     ------     ------     ------    ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $17.20     $17.15     $19.89     $19.92    $18.78   $18.64
                                   ======     ======     ======     ======    ======   ======

Total Return (b).................   3.44%*    -3.62%     15.54%     12.92%    15.37%   20.28%
Net Assets at End of the Period
  (In millions)..................  $206.2     $179.3     $ 97.9     $ 52.5    $ 45.6   $ 35.5
Ratio of Expenses to Average Net
  Assets (c).....................   1.56%      1.59%      1.60%      1.65%     1.69%    1.72%
Ratio of Net Investment Income to
  Average Net Assets (c).........    .16%       .52%       .53%       .34%      .36%     .55%
Portfolio Turnover...............     34%*      115%        97%        93%       76%      94%

 * Non-annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) For the year ended November 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth and Income Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek income and long-term growth of capital. The Fund commenced investment operations on August 1, 1946. The distribution of the Fund's Class B and Class C shares commenced on August 2, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes relating to wash sale transactions.

    At May 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $3,004,394,093
                                                              --------------
Gross tax unrealized appreciation...........................  $  279,206,104
Gross tax unrealized depreciation...........................     124,866,811
                                                              --------------
Net tax unrealized appreciation on investments..............  $  154,339,293
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the six months ended May 31, 2002, the Fund recognized expenses of approximately $41,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended May 31, 2002, the Fund recognized expenses of approximately $72,100, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 2002, the Fund recognized expenses of approximately $1,738,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $147,600 are included in "Other" assets on the Statement of Assets and Liabilities at May 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002 (Unaudited)

retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended May 31, 2002, the Fund paid brokerage commissions to Morgan Stanley DW, an affiliate of Van Kampen, totaling $102,862.

3. CAPITAL TRANSACTIONS

At May 31, 2002, capital aggregated $2,020,630,987, $712,315,631 and
$207,128,573 for Classes A, B, and C, respectively. For the six months ended May 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   32,709,439    $ 563,716,734
  Class B...............................................    6,560,113      111,843,370
  Class C...............................................    2,833,833       48,488,389
                                                          -----------    -------------
Total Sales.............................................   42,103,385    $ 724,048,493
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,903,223    $  49,312,865
  Class B...............................................    1,075,886       18,107,670
  Class C...............................................      238,807        4,019,380
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,217,916    $  71,439,915
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,235,210)   $(158,786,050)
  Class B...............................................   (5,850,778)     (99,818,832)
  Class C...............................................   (1,535,121)     (25,962,621)
                                                          -----------    -------------
Total Repurchases.......................................  (16,621,109)   $(284,567,503)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002 (Unaudited)

    At November 30, 2001, capital aggregated $1,566,387,438, $682,183,423 and
$180,583,425 for Classes A, B, and C, respectively. For the year ended November 30, 2001, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   41,204,729    $  729,542,782
  Class B..............................................   18,546,685       326,860,065
  Class C..............................................    7,264,791       128,536,341
                                                         -----------    --------------
Total Sales............................................   67,016,205    $1,184,939,188
                                                         ===========    ==============
Dividend Reinvestment:
  Class A..............................................    7,808,342    $  141,789,158
  Class B..............................................    3,287,307        59,563,288
  Class C..............................................      527,396         9,549,032
                                                         -----------    --------------
Total Dividend Reinvestment............................   11,623,045    $  210,901,478
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (14,374,506)   $ (251,252,311)
  Class B..............................................   (9,410,790)     (163,037,885)
  Class C..............................................   (2,263,928)      (39,428,713)
                                                         -----------    --------------
Total Repurchases......................................  (26,049,224)   $ (453,718,909)
                                                         ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended May 31, 2002 and the year ended November 30, 2001, 2,080,983 and 1,945,009 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended May 31, 2002, and the year ended November 30, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002 (Unaudited)

charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                              CONTINGENT DEFERRED
                                                                  SALES CHARGE
                                                                AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                                                               SUBJECT TO CHARGE
                                                           --------------------------
YEAR OF REDEMPTION                                         CLASS B            CLASS C
First....................................................   5.00%              1.00%
Second...................................................   4.00%               None
Third....................................................   3.00%               None
Fourth...................................................   2.50%               None
Fifth....................................................   1.50%               None
Sixth and Thereafter.....................................    None               None

    For the six months ended May 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $655,200 and CDSC on redeemed shares of Classes B and C of approximately $674,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,359,952,460 and $906,866,092, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

May 31, 2002 (Unaudited)

specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, an amount of cash or liquid securities with a value equal a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended May 31, 2002, were as follows:

                                                              CONTRACTS
Outstanding at November 30, 2001............................     150
Futures Opened..............................................     300
Futures Closed..............................................    (450)
                                                                ----
Outstanding at May 31, 2002.................................     -0-
                                                                ====

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended May 31, 2002, are payments retained by Van Kampen of approximately $3,471,600, and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $229,800.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH AND INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
21, 121, 221                                                   Member NASD/SIPC.
GI SAR 7/02                                                      6339G02-AP-7/02